N o v e m b e r 2 0 2 6 Investor Presentation Northwest Bancshares, Inc. · NASDAQ: NWBI 01 Commercial Lending 02 De Novo Activity 03 Low-Cost, Granular Deposits 04 Proven Acquirer 05 Leadership Transformation

2 Forward-looking Statements and Additional Information The information contained in this presentation may contain forward-looking statements. The words “believe,” “anticipate,” “estimate,” “expect,” “project,” “target,” “goal” and similar expressions are examples of language intended to identify forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. These forward-looking statements include but are not limited to statements regarding our goals, intentions and expectations; our financial condition and results of operations, including statements related to our earnings outlook; future dividend payments; statements regarding our business plans, prospects, growth, customers, investments and operating strategies; the quality of our loan and investment portfolios; and estimates of our risks and future costs and benefits. These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Such forward-looking statements are subject to certain risks, uncertainties, assumptions, and other important factors, including but not limited to the following: inflation and changes in the interest rate environment that reduce our margins, our loan origination, or the fair value of financial instruments; changes in asset quality, including increases in default rates on loans and higher levels of nonperforming loans and loan charge-offs generally; changes in laws, government regulations or supervision, examination and enforcement priorities affecting financial institutions, including as part of the regulatory reform agenda of the Trump administration, as well as changes in regulatory fees and capital requirements; changes in federal, state, or local tax laws and tax rates; general economic conditions, either nationally or in our market areas, that are different than expected, including inflationary or recessionary pressures or those related to changes in monetary, fiscal, regulatory, tariff and international trade policies of the U.S. government, including policies of the U.S. Department of Treasury and Board of Governors of the Federal Reserve System, and any related increases in compliance and other costs; trade disputes, barriers to trade or the emergence of trade restrictions and the resulting impacts on market volatility and global trade; growing fiscal deficits; potential recession or slowing of growth in the U.S., Europe and other regions; volatility in fuel prices and the resulting macroeconomic impacts; developments in the Middle East; adverse changes in the securities and credit markets; instability or breakdown in the financial services sector, including failures or rumors of failures of other depository institutions, along with actions taken by governmental agencies to address such turmoil; cyber-security concerns, including an interruption or breach in the security of our website or other information systems and increased risks due to artificial intelligence; technological changes that may be more difficult or expensive than expected; changes in liquidity, including the size and composition of our deposit portfolio, and the percentage of uninsured deposits in the portfolio; the ability of third-party providers to perform their obligations to us; competition among depository and other financial institutions, including with respect to deposit gathering, service charges and fees; our ability to enter new markets successfully and capitalize on growth opportunities; our ability to manage our internal growth and our ability to successfully integrate acquired entities, businesses or branch offices; changes in consumer spending, borrowing and savings habits; our ability to continue to increase and manage our commercial and personal loans; possible impairments of securities held by us, including those issued by government entities and government sponsored enterprises; changes in the value of our goodwill or other intangible assets; the impact of the economy on our loan portfolio (including cash flow and collateral values), investment portfolio, customers and capital market activities; our ability to receive regulatory approvals for proposed transactions or new lines of business; the effects of any federal government shutdown or the inability of the federal government to manage debt limits; changes in the financial performance and/or condition of our borrowers; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Securities and Exchange Commission (the “SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board (“FASB”) and other accounting standard setters; changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for credit losses; our ability to access cost-effective funding; the effect of global or national war, geopolitical uncertainty, conflict, or terrorism; our ability to manage market risk, credit risk and operational risk; the disruption to local, regional, national and global economic activity caused by infectious disease outbreaks, and the significant impact that any such outbreaks may have on our growth, operations and earnings; the effects of natural disasters and extreme weather events; changes in our ability to continue to pay dividends, either at current rates or at all; our ability to retain key employees; and our compensation expense associated with equity allocated or awarded to our employees. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated, expected or projected. These and other risk factors are more fully described in our Annual Report on Form 10-K for the year ended December 31, 2025, including under the section entitled "Item 1A - Risk Factors," and in subsequent filings made by us with the SEC. These forward-looking statements speak only as of the date of this presentation. We expressly disclaim any obligation to publicly release any updates or revisions to reflect any change in our expectations with regard to any change in events, conditions or circumstances on which any such statement is based, unless required by law. Use of Non-GAAP Financial Measures This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management uses these “non-GAAP” measures in its analysis of the Company’s performance. Management believes these non-GAAP financial measures allow for better comparability of period-to-period operating performance. Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. See the end of this presentation for reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures where applicable.

03

Northwest
Bancshares, Inc.

NASDAQ: NWBI · 3Q 2026

The Northwest investment thesis

A transformed, well-capitalized regional bank compounding growth across deposits, capital, leadership, M&A and C&I lending.

4-state franchise
153 financial centers

As of or for the quarter ended September 30, 2026. Certain metrics are non-GAAP.

01
Commercial Lending
Expertise-driven C&I verticals — SBA, Equipment, Franchise, Sponsor & Sports Finance

~31%
YoY Avg C&I growth

02
De Novo Branch Activity
Opened 2/4 financial centers planned in Columbus, this year with another to be completed in early 2027

2/5
Columbus Branches Complete

03
Low-cost granular deposits
715K+ accounts averaging ~$19,900

1.44%
Cost of Deposits

04
Proven, disciplined acquirer
Delivering on every Penns Woods commitment ahead of schedule and outperforming targets

Ahead
of deal plan

05
Leadership Transformation
Key leadership experience selected from large firms

~10%
YoY Revenue Growth

13.91%
3Q 2026 Adj* ROATCE

*** Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.**

ADVANCING THE INVESTMENT THESIS

04

01 Commercial Lending | 02 De Novo Activity | 03 Low-Cost, Granular Deposits | 04 Proven Acquirer | 05 Leadership Transformation

Northwest Bancshares, Inc.

National Verticals

COMMERCIAL LENDING - NATIONAL VERTICALS

SBA (est. 2023)

Equipment Finance (est. 2023)

Franchise Finance (est. 2024)

Sponsor Finance (est. 2023)

Sports Finance (est. 2023)

Driving valuable growth through specialty verticals

Five national C&I verticals — built with industry experts and disciplined underwriting — are powering above-market commercial growth.

SBA
Top-50 national SBA originator by volume

Equipment Finance
Largest vertical by loan balances

Franchise Finance
Multi-unit quick-service operators

Sponsor Finance
Senior debt to private-equity sponsors

Sports Finance
Pro teams and leagues (NFL, NHL, MLS)

49% 22% 29% 3Q 2026 EOP Commercial Banking Loans (%) CRE C&I National Verticals 01 Commercial Lending 02 De Novo Activity 03 Low-Cost, Granular Deposits 04 Proven Acquirer 05 Leadership Transformation Commercial Portfolio Growth in National Verticals Drives C&I Momentum Stabilizing Legacy Commercial Portfolios 05 A D V A N C I N G T H E I N V E S T M E N T T H E S I S $4.63 Billion $5.99 Billion 29% Growth Legacy Commercial in $Millions (EOP) 3Q 20262023 $1,545$1,597 Commercial Real Estate $817$943 Regional Commercial $629$795 Corporate Finance $293$57 Middle Market $3,284 $3,392 Legacy Ending Balance 64% 30% 6% 2023 EOP Commercial Banking Loans (%) CRE C&I National Verticals Total C&I 36% Total C&I 51%

$(26) $(3) $140 $(104) $201 $13,094 $13,302 Q2 2026 Residential Home Equity Consumer CRE C&I Q3 2026 +31% YoY average C&I loan growth LOAN MIX BY SEGMENT Avg. Balance ($B) Growth · Stabilize · De-emphasize A D V A N C I N G T H E I N V E S T M E N T T H E S I S Loan Yields & Average Balance ($B) Average Loan Balance ($M) 01 Commercial Lending 02 De Novo Activity 03 Low-Cost, Granular Deposits 04 Proven Acquirer 05 Leadership Transformation Commercial momentum is reshaping the loan mix 06 $3.0 B $3.0 B $1.5 B $2.8 B $3.0 B CRE Residential Home equity Consumer C&I +7.2% +5.3% −0.2% −0.9% −3.3% QoQ Δ Average C&I loans up $201M (7%) QoQ and $702M (+31%) YoY; total loans of $13.3B $12.6B $13.0B $13.1B $13.1B $13.3B 5.63% 5.65% 5.62% 5.61% 5.59% 7.13% 6.80% 6.61% 6.51% 6.48% Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 Total ($ Biliions) Total Loan Yield C&I Loan Yield

We recently held the grand opening of our second financial center in Columbus, with three additional locations to be completed by early 2027. 01 Commercial Lending 02 De Novo Activity 03 Low-Cost, Granular Deposits 04 Proven Acquirer 05 Leadership Transformation New Albany, OH Financial Center Rendering of NWBI’s New HQ Announced to be opened in 2029, in Dublin’s Bridge North Development 07 A D V A N C I N G T H E I N V E S T M E N T T H E S I S Northwest’s Expansion in the Columbus Market North High Street, OH Financial Center

ADVANCING THE INVESTMENT THESIS

08

01 Commercial Lending | 02 De Novo Activity | 03 Low-Cost, Granular Deposits | 04 Proven Acquirer | 05 Leadership Transformation

Northwest Bancshares, Inc.

Northwest's Growth in the Attractive Columbus Market

	Columbus MSA(1)
Population Growth (%) (2020-2026)	5.45%
Deposit Growth (%) (2024-2025)	12.9%
Total Deposits in Market (2025)	$119 Billion
Total Households (Current 2026)	887,734
Median Household Income (Current 2026)	$85,666
Median Household Income Growth (%) (Projected 2026-2031)	9.5%


Dublin
Worthington
Westerville
Ridgewood Estates
Hilliard
Darby Glen
Upper Arlington
Gahanna
Columbus
Whitehall
Reynoldsburg
Countryview Village
Pickerington
Grove City
Briarwood Hills
Meadow Grove
Groveport
Winchester Highlands
Canal Winchester

© 2026 S&P Global Market Intelligence All rights reserved. Ohio Rail Development Commission, Esri, TomTom, Garmin, SafeGraph, GeoTechnologies, Inc, METI/NASA, USGS, EPA, NPS, USDA, USFWS

- Planned financial centers to be opened this year or early 2027
- Operating financial centers opened 2026
- New HQ with future financial center

(1) Population by MSA data sourced from S&P Capital IQ Pro and Claritas, based primarily on U.S. Census data

P1 P2 P3 NWBI P4 P5 P6 P7 P8 P9 P10 P11 P12 P13 P14 P15 P16 COST OF DEPOSITS - 2Q26 (%) Financial Center Locations Drive Low-Cost, Granular Deposits $14.3B Total deposits 6.6% Deposit Growth – 3Yr CAGR 715K+ Customer accounts ~12.6 yrs Avg customer tenure Proxy Peers sourced from S&P Capital IQ, 2Q26. 01 Commercial Lending 02 De Novo Activity 03 Low-Cost, Granular Deposits 04 Proven Acquirer 05 Leadership Transformation 09 A D V A N C I N G T H E I N V E S T M E N T T H E S I S 1.07% 1.27% 1.32% 1.43% 1.53% 1.53% 1.66% 1.74% 1.74% 1.76% 1.77% 1.79% 1.92% 2.08% 2.09% 2.12% 2.87%COST OF DEPOSITS - 2Q26 (%) KRX Median: 1.83%

$13.3B $13.8B $14.1B $14.1B $14.1B 1.55% 1.53% 1.48% 1.43% 1.44% Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 $27 $(13) $74 $1 $(83) $14,134 $14,140 Q2 2026 Demand Int-bearing Demand Money Market Savings Time Q3 2026 10A D V A N C I N G T H E I N V E S T M E N T T H E S I S 01 Commercial Lending 02 De Novo Activity 03 Low-Cost, Granular Deposits 04 Proven Acquirer 05 Leadership Transformation Low-Cost, Granular Funding Base Total deposits up $113M (+0.8%) QoQ to $14.3B; cost of deposits relatively stable up 1 bp to 1.44% 1.44% Cost of deposits Cost of Deposits & Average Balance ($B) Average Deposit Balance ($M) Total Period End Deposits Grew by $579 million YoY Grew Primary Deposit Relationships on a Net Basis in 3Q 2026

Transformation from a Demutualized Thrift to a Regional Bank Period-end balances, Source: company filings. $9.85 $9.37 $9.63 $9.72 $9.88 2Q 2025 3Q 2025 4Q 2025 1Q 2026 2Q 2026 PWOD Acquisition TBV / Share Earn-back: Static Method Successful execution and integration achieved 100% of cost savings early by 1Q26 $14.5 $2.3 $7.7 $1.2 $8.1 $1.6 $11.7 $2.1 (18 Branches) 2015 2016 2019 2020 2Q 2025 $9.9 $0.6 $ Billions NWBI Assets Acquired Assets Disciplined but Opportunistic M&A Growth 2Q 2026At Announcement 100% realized by Q1’2675% realized in 2026Cost Savings 1 Year (Static)2.9 YearsTBV Earn-back 8.7%7.6%TCE/TA A D V A N C I N G T H E I N V E S T M E N T T H E S I S 01 Commercial Lending 02 De Novo Activity 03 Low-Cost, Granular Deposits 04 Proven Acquirer 05 Leadership Transformation 11

ADVANCING THE INVESTMENT THESIS

12

01 Commercial Lending | 02 De Novo Activity | 03 Low-Cost, Granular Deposits | 04 Proven Acquirer | 05 Leadership Transformation

Northwest Bancshares, Inc.

Strengthening and Deepening Leadership Team

President, CEO & Director
Louis J. Torchio
August 2022

Chief Risk Officer
Gregory J. Betchkal
March 2023
Bread Financial
Citigroup

TD Bank
Lending Club
Chief Commercial Banking Officer
Jay M. DesMarteau
June 2023

Chief Financial Officer
Douglas M. Schosser
March 2024
KeyCorp

PNC
Chief Consumer Banking and Strategy Officer
Urich T. Bowers
June 2024

Chief Legal Counsel
Erin F. Siegfried
September 2025
Huntington

Wells Fargo
JP Morgan Chase & Co.
Chief Information Officer
Chad Ballard
July 2026

2023 | 2024 | 2025 | 2026

Selected Experience at Large Firms

ADVANCING THE INVESTMENT THESIS

01 Commercial Lending | 02 De Novo Activity | 03 Low-Cost, Granular Deposits | 04 Proven Acquirer | **05 Leadership Transformation**

Northwest Bancshares, Inc.

13

Strengthening and Deepening Leadership Team

2023 | 2024 | 2025 | 2026

2024 — Chief Accounting Officer
Joseph Canfield
Huntington

2025 — Head of Corporate Development and Strategy
Michael Perry
Morgan Stanley & Merrill Lynch

2025 — Director of SBA Operations
Jackie Bogdan
Wells Fargo & BankUnited

2025 — Executive Director of CRE Banking
Shawn Dorsey
Huntington & Kaufman

2026 — Sr. SBA Business Development Officer
Sarah Andrews & Lisa Forrest
Live Oak Bank

2026 — Executive Director of Debt Capital Markets
Mark Guterman
Atlantic Union Bank & F.N.B. Corporation

Chief Operational Risk Officer and Head of ERM
Brandy Schorr
Huntington & Alliance Data
2023

Chief Data Officer
Scott Kinross
PNC
2025

Treasurer
Chad Wheeler
Fulton Bank & Sovereign Bank
2025

Managing Director Wealth Management
Matthew Bower
PNC
2025

Executive Director of Customer Experience
Lizzie Siegel
Blackstone & Google
2026

Executive Director of Financial Center Experience
Sarah Mayle
Huntington & Truist
2026

Deputy Chief Counsel
Colleen Koehler
Littler & Office of the Ohio Attorney General
2026

Selected Experience at Large Firms

Appendix

15 2026 Outlook(1) * Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein | (1) The reconciliation with respect to forward-looking non-GAAP measures is expected to be consistent with actual non-GAAP reconciliations included in the appendix 2025 Baseline FY2026 (vs. FY2025) Loan Balance EOP Deposit Balance EOP $13.0 Billion $13.9 Billion Loan Growth: Low to Mid single digits Deposit Growth: Low single digits Net Interest Margin (FTE)* 3.69% Low 370s bps Noninterest Income $129.3 Million $125 Million – $130 Million Noninterest Expense* (ex. Merger) $393.5 Million $420 Million - $430 Million Net Charge-offs $29.5 Million 20 bps – 27 bps Revenue $710 Million - $730 Million$655 Million Tax Rate ~23%~23% Unchanged High 4Q26: 373 bps Exceed High Low ~24% FY Outlook Legend: Revised 3Q FY Outlook

16* Dollars in thousands, except per share amounts Non-GAAP Reconciliation

Third Quarter 2026 Louis J. Torchio President and Chief Executive Officer T.K. Creal Chief Credit Officer Douglas M. Schosser Chief Financial Officer Michael D. Perry Corporate Development & Strategy Investor Relations Earnings Conference Call October 27, 2026

18 Forward-looking Statements and Additional Information The information contained in this presentation may contain forward-looking statements. The words “believe,” “anticipate,” “estimate,” “expect,” “project,” “target,” “goal” and similar expressions are examples of language intended to identify forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. These forward-looking statements include but are not limited to statements regarding our goals, intentions and expectations; our financial condition and results of operations, including statements related to our earnings outlook; future dividend payments; statements regarding our business plans, prospects, growth, customers, investments and operating strategies; the quality of our loan and investment portfolios; and estimates of our risks and future costs and benefits. These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Such forward-looking statements are subject to certain risks, uncertainties, assumptions, and other important factors, including but not limited to the following: inflation and changes in the interest rate environment that reduce our margins, our loan origination, or the fair value of financial instruments; changes in asset quality, including increases in default rates on loans and higher levels of nonperforming loans and loan charge-offs generally; changes in laws, government regulations or supervision, examination and enforcement priorities affecting financial institutions, including as part of the regulatory reform agenda of the Trump administration, as well as changes in regulatory fees and capital requirements; changes in federal, state, or local tax laws and tax rates; general economic conditions, either nationally or in our market areas, that are different than expected, including inflationary or recessionary pressures or those related to changes in monetary, fiscal, regulatory, tariff and international trade policies of the U.S. government, including policies of the U.S. Department of Treasury and Board of Governors of the Federal Reserve System, and any related increases in compliance and other costs; trade disputes, barriers to trade or the emergence of trade restrictions and the resulting impacts on market volatility and global trade; growing fiscal deficits; potential recession or slowing of growth in the U.S., Europe and other regions; volatility in fuel prices and the resulting macroeconomic impacts; developments in the Middle East; adverse changes in the securities and credit markets; instability or breakdown in the financial services sector, including failures or rumors of failures of other depository institutions, along with actions taken by governmental agencies to address such turmoil; cyber-security concerns, including an interruption or breach in the security of our website or other information systems and increased risks due to artificial intelligence; technological changes that may be more difficult or expensive than expected; changes in liquidity, including the size and composition of our deposit portfolio, and the percentage of uninsured deposits in the portfolio; the ability of third-party providers to perform their obligations to us; competition among depository and other financial institutions, including with respect to deposit gathering, service charges and fees; our ability to enter new markets successfully and capitalize on growth opportunities; our ability to manage our internal growth and our ability to successfully integrate acquired entities, businesses or branch offices; changes in consumer spending, borrowing and savings habits; our ability to continue to increase and manage our commercial and personal loans; possible impairments of securities held by us, including those issued by government entities and government sponsored enterprises; changes in the value of our goodwill or other intangible assets; the impact of the economy on our loan portfolio (including cash flow and collateral values), investment portfolio, customers and capital market activities; our ability to receive regulatory approvals for proposed transactions or new lines of business; the effects of any federal government shutdown or the inability of the federal government to manage debt limits; changes in the financial performance and/or condition of our borrowers; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Securities and Exchange Commission (the “SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board (“FASB”) and other accounting standard setters; changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for credit losses; our ability to access cost-effective funding; the effect of global or national war, geopolitical uncertainty, conflict, or terrorism; our ability to manage market risk, credit risk and operational risk; the disruption to local, regional, national and global economic activity caused by infectious disease outbreaks, and the significant impact that any such outbreaks may have on our growth, operations and earnings; the effects of natural disasters and extreme weather events; changes in our ability to continue to pay dividends, either at current rates or at all; our ability to retain key employees; and our compensation expense associated with equity allocated or awarded to our employees. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated, expected or projected. These and other risk factors are more fully described in our Annual Report on Form 10-K for the year ended December 31, 2025, including under the section entitled "Item 1A - Risk Factors," and in subsequent filings made by us with the SEC. These forward-looking statements speak only as of the date of this presentation. We expressly disclaim any obligation to publicly release any updates or revisions to reflect any change in our expectations with regard to any change in events, conditions or circumstances on which any such statement is based, unless required by law. Use of Non-GAAP Financial Measures This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management uses these “non-GAAP” measures in its analysis of the Company’s performance. Management believes these non-GAAP financial measures allow for better comparability of period-to-period operating performance. Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. See the end of this presentation for reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures where applicable.

19 FOUNDED 1896 TOTAL ASSETS $17.3B TOTAL DEPOSITS $14.3B TOTAL LOANS $13.4B FINANCIAL CENTERS 153 ROA 1.18% NIM* 3.70% * Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. Northwest Bancshares At-A-Glance For the quarter ended September 30, 2026 ROE 10.42% ROTCE 13.86% Diluted EPS $0.34 Adjusted ROA* 1.18% Adjusted ROE* 10.45% Adjusted ROTCE* 13.91% Adjusted Diluted EPS* $0.35

20 3Q 2026 Highlights Revenue Growth Net interest Income Balance Sheet Management Growth in national verticals and middle market drove momentum in the commercial loan portfolios Record net interest income performance and strong noninterest income drove record revenue Net interest income benefited from increased earning assets and higher securities yields +$201 MM $149 MM$185 MM 3Q26 Avg. C&I Loan Growth 3Q26 Revenue (A Record Quarter) 3Q26 Net Interest Income (A Record Quarter) +30.8% +9.5%+9.9% YOY Avg. C&I Loan Growth YOY Revenue Growth YOY Net Interest Income Growth * Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. 13.86% Adjusted* Returns and Efficiency Record revenue in 3Q drove strong return metrics and efficiency performance 1.18% 3Q26 Returns 3Q26 Efficiency Ratios (ROAA) (ROTCE)* 58.9% 57.8% Adjusted* 1.18% Adjusted* 13.91%

21* Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. | ** Capital information presented herein is based on estimates and subject to change pending the Company’s filing of its regulatory reports | (1) As Adjusted for merger and restructuring costs. | (2) Comparison includes day 1 non-PCD and unfunded provision expense 3Q 2026 Highlights • Net interest income grew $2 million or 1.4% QoQ benefiting from growth in average earning balances and increased securities portfolio yields • Revenue of $184.9 million in 3Q26 represented a 2.0% increase QoQ due to higher net interest income resulting from interest earning asset growth and strong noninterest income performance • Noninterest income improved by 5.0% QoQ and 11.6% YoY benefiting from an increase in service charges and fees and an increase in trust and other financial services income METRIC 3Q26 QoQΔ YoYΔ $.32-$.02$.34EPS $.06-$.02$.35Adjusted EPS* 9.5%1.4%$149.0Net Interest Income 11.6%5.0%$35.9Noninterest Income 9.9%2.0%$184.9Revenue -18.4%4.5%$109.0Noninterest Expense 15.5%-1.5%$76.1Pre-Tax Pre-Provision Net Revenue* as Adjusted(1) -70.8%(2)37.4%$9.1Provision for Credit Losses -9 bps-4 bps12.2%CET1 Ratio** -2044 bps138 bps58.9%Efficiency Ratio -184 bps155 bps57.8%Adjusted Efficiency Ratio* [NM]-108 bps13.86%ROTCE* 241 bps-112 bps13.91%ROTCE Adj.* $0.28-$0.23$9.65TBV per Common Share* Summary Comments

22 13,094 (26) (3) 140 (104) 201 13,302 Q2 2026 Residential Home Equity Consumer CRE C&I Q3 2026 6.91 7.07 7.11 7.18 7.29 5.66 5.91 5.97 5.91 6.01 5.63% 5.65% 5.62% 5.61% 5.59% - 2.00 4.00 6.00 8.00 10.00 12.00 14.00 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 Personal Banking Loans Commercial Banking Loans Loan Yield • Total loans grew $164 million in 3Q26 representing a 5% annualized growth rate with average loans growing $208 million QoQ • Average C&I loans increased $201 million, or 7.2% QoQ and $702 million, or 30.8% YoY driven by continued growth in the new verticals and the middle market portfolio • Total loan yield was relatively stable at 5.59% down 2 bps QoQ LOAN MIX CHANGE $ IN MILLIONS 3Q26 VS 2Q26 3Q26 VS 3Q25 CHANGE %CHANGE $CHANGE %CHANGE $3Q26AVERAGE BALANCES -4.9%-156-0.9%-263,004Residential mortgage 4.9%69-0.2%-31,491Home equity 20.1%4685.3%1402,798Consumer -10.4%-350-3.3%-1043,028Commercial real estate 30.8%7027.2%2012,981Commercial & industrial 5.8%7331.6%20813,302Total Loans Combined Loan Average Balances Loan Balances Loan Growth and Loan Yield $ M ill io ns $ B ill io ns Summary Comments

23 8.09 8.41 8.47 8.52 8.54 5.21 5.36 5.58 5.61 5.60 1.55% 1.53% 1.48% 1.43% 1.44% - 2.00 4.00 6.00 8.00 10.00 12.00 14.00 16.00 18.00 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 Demand and Savings Time and Money Market Cost of Deposits 14,134 27 (13) 74 1 (83) 14,140 Q2 2026 Demand Int-bearing demand Money market Savings Time Q3 2026 12,000 12,500 13,000 13,500 14,000 14,500 15,000 DEPOSIT MIX CHANGE $ IN MILLIONS 3Q26 VS 2Q26 3Q26 VS 3Q25 CHANGE %CHANGE $CHANGE %CHANGE $3Q26AVERAGE BALANCES 5.7%1690.9%273,129Demand 6.4%179-0.4%-132,961Interest-bearing demand 17.2%4112.7%742,803Money market 4.5%1050.0%12,448Savings -0.7%-20-2.9%-832,799Time 6.3%8440.0%614,140Total Deposits Deposit Balances Deposit Growth and Cost of Deposits $ M ill io ns $ B ill io ns Summary Comments Change in Deposit Mix • Total deposits grew $113 million in 3Q26 with average deposits growing $6 million QoQ and $844 million YoY • Cost of deposits remained stable for the third quarter, increasing to 1.44%; up 1 bp QoQ, benefiting from proactive management of the overall portfolio • 37% of the CD portfolio matured in 3Q26 at a weighted-average rate of 3.10%, while new volumes came on at weighted-average cost of 2.97%

24 375 4 2 0 0 1 370 Q2 2026 Borrowings Purchase Accounting Investments Loans Deposits Q3 2026 10,337 10,666 10,972 11,032 11,010 592 600 650 624 843 2.13% 2.14% 2.06% 2.00% 2.05% 0.90% 1.40% 1.90% 2.40% 2.90% 3.40% 3.90% 4.40% 6,000 7,000 8,000 9,000 10,000 11,000 12,000 13,000 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 Interest Bearing Deposits Borrowings Cost of Funds - Net Interest Margin $ M ill io ns $ M ill io ns - Net Interest Income (FTE) and NIM (FTE) Trends Drivers of Net Interest Margin (FTE) Change Cost of Funds * Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein. $148 $150-$2 -$1 $1 $5 -$1 Summary Comments b ps Net Interest Income FTE* ($ Millions) • Net interest margin decreased 5 bps to 3.70% in 3Q26 • Net interest income grew $2.0 million QoQ • Borrowings increased QoQ resulting in 4 bps of negative impact to net interest margin QoQ impacted by the redemption of sub- debt in 3Q26 which was a net benefit to borrowing costs • Purchase accounting accretion decreased QoQ • Securities portfolio yields continued to increase as cash flows reinvested at higher yields than the current portfolio • Cost of funds increased 5 bps to 2.05% 135 139 140 145 148 2 4 3 3 2 3.65% 3.69% 3.70% 3.75% 3.70% Q3 2025 Q4 2025 Q1 2026 Q2 2026 Q3 2026 Net Interest Income FTE* Purchase Accounting Accretion NIM FTE* 143 137 148143 150

Northwest Bancshares, Inc.

Securities Portfolio

Summary Comments

- New securities purchases were consistent with the current composition of the portfolio and continue to strengthen an already strong source of liquidity
- Portfolio yield continues to increase as new purchases come on at higher yields than the runoff portfolio; yield increased 7 bps to 3.34% in the quarter
- 24% of the portfolio is HTM to protect tangible common equity
- While earnings benefited from the higher-rate environment, rising interest rates during 3Q26 negatively impacted AOCI through additional unrealized losses on the securities portfolio, consistent with industry-wide trends

Securities Portfolio QoQ Change EOP Balance


$ Millions
2,603
3.27%
-1
-3
0
14
-15
-11
2,587
3.34%
2Q26
Treasury
Agency CMO
Municipal
Corporate
Agency MBS
Agency CMBS
3Q26
Amortized Cost
Securities Yield (ACB)

Securities Portfolio


Municipal, 3%
Treasury, 6%
Corporate, 4%
Agency CMBS, 27%
Agency MBS, 23%
Agency CMO, 37%

Securities Classification


HTM, 24%
AFS, 76%

25

Noninterest Income

Northwest Bancshares, Inc.

Summary Comments

- Noninterest income increased by $1.7 million or 5.0% QoQ, driven by service charges and fees and an increase in trust and other fund services income as the wealth management business continues to grow
- Noninterest income increased $3.7 million or 11.6% YoY, benefiting from an increase in service charges and fees and an increase in trust and other financial services income

$ IN THOUSANDS		3Q26 VS 2Q26		3Q26 VS 3Q25	
NONINTEREST INCOME	3Q26	CHANGE $	CHANGE %	CHANGE $	CHANGE %
Service charges and fees	**17,935**	1,027	6.1%	1,024	6.1%
Trust and other financial services	**10,108**	659	7.0%	2,068	25.7%
Other operating income	**3,590**	42	1.2%	-394	-9.9%
Gain on sale of SBA loans	**1,081**	-136	-11.2%	740	217.0%
Bank-owned life insurance	**2,222**	209	10.4%	471	26.9%
Mortgage banking income	**363**	-375	-50.8%	-640	-63.8%
Gain on real estate owned, net	**315**	295	(NM)	183	138.6%
Gain on sale of investments	**313**	-23	-6.8%	277	(NM)
Total Noninterest Income	**35,927**	**1,698**	**5.0%**	**3,729**	**11.6%**


Noninterest Income
$ Millions
32.2
7.3
8.0
16.9
37.8
12.0
8.4
17.4
32.6
6.9
8.6
17.1
34.2
7.9
9.4
16.9
35.9
7.9
10.1
17.9
3Q25
4Q25
1Q26
2Q26
3Q26
Other Noninterest Income
Trust and Other Financial Services
Service Charges and Fees

26

Noninterest Expense

Northwest Bancshares, Inc.

Summary Comments

- Noninterest expense of $109 million in 3Q26 increased by $4.7 million QoQ
- Non-personnel expense increased by $4 million due to an increase of $3 million in FDIC insurance premium expense for 3Q26, as the prior quarter included a benefit related to prior period assessment rate changes
- Adjusted efficiency ratio* was 57.8% in 3Q26, down 184 bps YoY, highlighting the continued focus on expense management over the last year

$ IN THOUSANDS		3Q26 VS 2Q26		3Q26 VS 3Q25	
NONINTEREST EXPENSE	3Q26	CHANGE $	CHANGE %	CHANGE $	CHANGE %
Compensation and employee benefits	**63,931**	455	0.7%	917	1.5%
Processing expenses	**17,452**	504	3.0%	2,380	15.8%
Premises and occupancy costs	**8,943**	449	5.3%	1,236	16.0%
Office operations	**3,651**	-9	-0.2%	156	4.5%
Professional services	**3,094**	-396	-11.3%	84	2.8%
Federal deposit insurance premiums	**3,169**	3,460	-1189.0%	-192	-5.7%
Marketing expenses	**2,662**	300	12.7%	730	37.8%
Merger, asset disposition and restructuring expense	**238**	-188	-44.1%	-31,022	-99.2%
Other	**5,831**	113	2.0%	1,184	25.5%
Total Noninterest Expense	**108,971**	**4,688**	**4.5%**	**-24,527**	**-18.4%**

Expense Mix and Efficiency Trend

	3Q25	4Q25	1Q26	2Q26	3Q26
Efficiency Ratio	79.38%	63.09%	59.43%	57.56%	58.94%
Adj. Efficiency Ratio*	59.63%	59.57%	57.82%	56.24%	57.79%



Noninterest Expense
$ Millions
133.5
31.3
39.2
59.6%
63.0
113.5
4.2
44.2
59.6%
65.1
104.0
0.6
45.1
57.8%
58.3
104.3
0.4
40.4
56.2%
63.5
109.0
0.2
44.8
57.8%
63.9
3Q25
4Q25
1Q26
2Q26
3Q26
Personnel
Non-personnel
Merger
Adj. Efficiency Ratio*

* Non-GAAP financial measure; See "Use of non-GAAP Financial Measures" and Non-GAAP reconciliations herein.

27

28 12,941 13,007 13,056 13,229 13,393 1.22% 1.15% 1.15% 1.13% 1.12% 3Q25 4Q25 1Q26 2Q26 3Q26 Loan Balances Allowance to Loans 11.2 5.7 5.0 4.3 5.2 20.2 0.29% 0.40% 0.16% 0.15% 0.15% 0 5 10 15 20 25 30 35 3Q25 Breakout 4Q25 1Q26 2Q26 3Q26 Provision for Credit Losses - Loans Net Charge-offs to Average Loans 149.3 5.2 (4.9) 149.6 2Q26 Provision Expense Charge-offs 3Q26 Total Loans and Allowance Coverage Net Charge-offs and Provision Allowance QoQ Change Allowance for Credit Losses $ M ill io ns Acquisition Day 1 non-PCD Summary Comments • Overall ACL coverage was relatively stable at 1.12%, down 1 bp from 2Q26 • Quarterly annualized net charge-offs of 15 bps in 3Q26 were below full year guidance levels • The total provision for credit losses for the quarter ended 3Q26 was $5.2 million primarily driven by growth in our commercial lending portfolio

29 12.9 13.0 13.1 13.2 13.4 1.00% 0.83% 0.70% 0.70% 0.76% 3Q25 4Q25 1Q26 2Q26 3Q26 Loans+OREO NPA/(Loans+OREO) 50.1 97.0 84.9 51.7 53.2 94.0 99.2 88.5 61.8 63.7 1.11% 1.51% 1.33% 0.86% 0.87% 3Q25 4Q25 1Q26 2Q26 3Q26 Consumer Loans Commercial Loans Delinquency Percentage Credit Quality Summary Comments N o np er fo rm in g A ss et s / (L o an s + O R EO ) 3 0 D ay P lu s Lo an D el in q ue nc y $ M ill io ns $ B ill io ns • Total delinquency remained flat QoQ, as increased delinquency in the SBA portfolio was offset by improved performance in the CRE portfolio • NPAs increased to 0.76% in 3Q26 while 90 day plus delinquency decreased from 0.49% to 0.36% QoQ driven by improved performance in the regional and long-term health care portfolios including the effective resolution of loans in the work-out stage 116.9 144.1 196.1 173.4 113.5

30 81.2 -38.3 -4.9 -93.1 524.1 469.0 2Q26 Downgrades Upgrades Charge-offs Payoffs 3Q26 Other Non RE Collateral 20.3% Nursing Home 9.2% Commercial Office Building 6.1% 5 or More Unit Dwelling 6.2% Retail Building 4.1% Multi-Use Bldg (comm/retl & residential) 2.5% Other Medical Facility 2.3% All Others ~20 other property types 49.3% 527.0 453.4 497.6 524.1 469.0 4.07% 3.49% 3.81% 3.96% 3.50% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 400.0 420.0 440.0 460.0 480.0 500.0 520.0 540.0 3Q25 4Q25 1Q26 2Q26 3Q26 Classified Loans Classified Loans to Total Loans $ M ill io ns Summary Comments Classified Loans by Collateral Type Change in Classified Loans QoQ Classified Loans Credit Quality Breakdown $ M ill io ns 3.5% of Total Loans Outstanding • Total Classified Loans decreased to $469 million representing 3.50% of total loans as of 3Q26 driven by payoffs and upgrades in the portfolio • Classified Other Non RE Collateral remained relatively stable, increasing slightly from 19.9% in 2Q26 to 20.3% in 3Q26 • Classified Nursing Home exposure decreased from 17.0% in 2Q26 to 9.2% in 3Q26 including $30 million in classified loans that were repaid during the quarter.

31 2026 Outlook(1) * Non-GAAP financial measure; See "Use of non-GAAP Financial Measures” and Non-GAAP reconciliations herein | (1) The reconciliation with respect to forward-looking non-GAAP measures is expected to be consistent with actual non-GAAP reconciliations included in the appendix 2025 Baseline FY2026 (vs. FY2025) Loan Balance EOP Deposit Balance EOP $13.0 Billion $13.9 Billion Loan Growth: Low to Mid single digits Deposit Growth: Low single digits Net Interest Margin (FTE)* 3.69% Low 370s bps Noninterest Income $129.3 Million $125 Million – $130 Million Noninterest Expense* (ex. Merger) $393.5 Million $420 Million - $430 Million Net Charge-offs $29.5 Million 20 bps – 27 bps Revenue $710 Million - $730 Million$655 Million Tax Rate ~23%~23% Unchanged High 4Q26: 373 bps Exceed High Low ~24% FY Outlook Legend: Revised 3Q FY Outlook

32* Dollars in thousands, except per share amounts Non-GAAP Reconciliation 1

33* Dollars in thousands, except per share amounts Non-GAAP Reconciliation 2

34* Dollars in thousands, except per share amounts Non-GAAP Reconciliation 3

35* Dollars in thousands, except per share amounts Non-GAAP Reconciliation 4

36 Appendix

Earning Asset & Funding Mix

Earning Asset Mix

Distribution	Total %	Fixed %	Floating %	Periodic %
Securities	15%	97%	0%	3%
Residential mortgage	19%	94%	4%	2%
Home equity	9%	55%	45%	0%
Consumer	19%	98%	2%	0%
Commercial real estate	19%	17%	40%	43%
Commercial	19%	24%	74%	2%
Total	**100%**	**64%**	**27%**	**9%**

- The loan portfolio remains slightly asset sensitive with growth in floating rate commercial loans
- Consumer loans, which are primarily vehicle loans, are fixed but with shorter duration

Funding Mix

Distribution	Total %	< 1 Year *	> 1 Year *
Demand	21%	100%	0%
Interest-bearing demand	20%	100%	0%
Money market	19%	100%	0%
Savings	16%	99%	1%
Time	18%	95%	5%
Borrowings	6%	96%	6%
Total	**100%**	**98%**	**2%**

**Interest rate reset period*

- Granular diversified deposit book, average balance of more than $19,900
- Customer deposits consist of over 715,000 accounts with an average tenure of more than 12.6 years
- Time deposits continue to have a short duration

37

Commercial Loan Distribution & CRE Concentration

Summary Comments

- Commercial loan growth in 3Q26 was driven by multiple lines of business led by the specialty verticals and middle market
- Regulatory CRE concentration at 3Q26 is 126% (estimated) of target Tier 1 + ACL and remains well inside of policy thresholds. Increased commitments in the industrial and LIHTC sectors drove the growth in CRE lending.
- The CRE lending strategy continues to focus on stronger credit profiles and well-performing asset classes including the industrial and retail sectors
- 3Q26 Nursing and Residential Care Facilities outstanding balance of 182MM represented a 22% reduction from 2Q26

Construction & Land Development Portfolio



$ Millions
512
353
433
303
337
241
366
235
394
243
3Q25
4Q25
1Q26
2Q26
3Q26
Commitment
Outstanding

Commercial Commitments by Industry



All Others ~16 other industries 36.2%
Real Estate and Rental and Leasing 30.8%
$7.8B 48% of Total Loan Commitments
Health Care and Social Assistance 5.1%
Manufacturing 11.7%
Arts, Entertainment, and Recreation 8.4%
Construction 7.8%

Total Commercial Loan Outstanding by Property Type



5 or More Unit Dwelling, 11.6%
Manufacturing & Industrial Building, 8.4%
Retail Building, 12.9%
Commercial Office Building - NOO, 8.4%
$3.1B 25% of Total Loans Outstanding
Nursing Home, 5.7%
All Others ~30 other property types, 53.0%

38